Janus Henderson International Dividend Fund
Schedule of Investments (unaudited)
September 30, 2025

	Shares	Value
Common Stocks – 95.8%
Aerospace & Defense – 3.1%
Airbus SE	11,480	$2,683,285
BAE Systems PLC	178,228	4,937,939
		7,621,224
Banks – 10.4%
BNP Paribas SA	80,842	7,368,478
Natwest Group PLC	681,845	4,785,220
Nordea Bank Abp	303,365	4,993,216
Resona Holdings Inc	632,700	6,441,517
United Overseas Bank Ltd	85,500	2,294,326
		25,882,757
Beverages – 3.8%
Carlsberg A/S	41,446	4,819,089
Coca-Cola European Partners PLC	51,899	4,692,189
		9,511,278
Building Products – 2.3%
Cie de Saint-Gobain	52,499	5,718,552
Capital Markets – 4.5%
Hong Kong Exchanges & Clearing Ltd	108,900	6,189,805
Intermediate Capital Group PLC	166,809	5,000,634
		11,190,439
Chemicals – 1.8%
Shin-Etsu Chemical Co Ltd	132,800	4,346,008
Diversified Telecommunication Services – 3.6%
Deutsche Telekom AG	130,752	4,454,228
TELUS Corp	289,020	4,552,870
		9,007,098
Electric Utilities – 2.0%
Iberdrola SA	256,804	4,865,373
Electrical Equipment – 5.2%
nVent Electric PLC	61,625	6,078,690
Schneider Electric SE	24,285	6,854,920
		12,933,610
Household Durables – 2.8%
Sony Corp	245,600	7,048,258
Industrial Conglomerates – 2.5%
Siemens AG	23,375	6,306,200
Insurance – 9.4%
AIA Group Ltd	618,200	5,925,785
AXA SA	103,346	4,947,671
Dai-ichi Life Holdings Inc	790,400	6,218,596
Zurich Insurance Group AG	8,919	6,367,341
		23,459,393
Interactive Media & Services – 1.2%
Alphabet Inc - Class C	12,077	2,941,353
Machinery – 4.1%
Daimler Truck Holding AG	129,247	5,324,927
Komatsu Ltd	138,400	4,816,312
		10,141,239
Media – 1.9%
Publicis Groupe SA	49,241	4,725,896
Metals & Mining – 0.9%
Freeport-McMoRan Inc	53,997	2,117,762
Multi-Utilities – 2.8%
National Grid PLC	486,166	7,007,823
Personal Products – 2.5%
Unilever PLC	105,574	6,266,329
Pharmaceuticals – 7.1%
AstraZeneca PLC	39,312	6,004,149
Roche Holding AG	18,529	6,099,623
Sanofi	59,711	5,643,423
		17,747,195
Professional Services – 3.0%
RELX PLC	157,484	7,544,050
Road & Rail – 1.0%
Full Truck Alliance Co (ADR)	190,434	2,469,929

	Shares	Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 7.7%
MediaTek Inc	50,000	$2,168,097
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	35,263	9,848,603
Tokyo Electron Ltd	38,900	7,014,382
		19,031,082
Software – 5.7%
Microsoft Corp	10,539	5,458,675
Oracle Corp	10,165	2,858,805
SAP SE	21,602	5,790,581
		14,108,061
Specialty Retail – 1.9%
Industria de Diseno Textil SA	84,656	4,676,328
Textiles, Apparel & Luxury Goods – 3.2%
Cie Financiere Richemont SA (REG)	41,014	7,871,204
Wireless Telecommunication Services – 1.4%
KDDI Corp	211,700	3,392,526
Total Common Stocks (cost $187,154,351)		237,930,967
Preferred Stocks – 3.1%
Technology Hardware, Storage & Peripherals – 3.1%
Samsung Electronics Co Ltd (cost $6,286,666)	161,869	7,696,830
Investment Companies – 0.8%
Money Markets – 0.8%
Janus Henderson Cash Liquidity Fund LLC, 4.0538%ºº,£ (cost $2,036,812)	2,036,405	2,036,812
Total Investments (total cost $195,477,829) – 99.7%		247,664,609
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		762,962
Net Assets – 100%		$248,427,571

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
Japan	$39,277,599	15.9%
France	37,942,225	15.3
United Kingdom	32,427,954	13.1
Germany	21,875,936	8.8
United States	21,492,097	8.7
Switzerland	20,338,168	8.2
Netherlands	13,810,379	5.6
Hong Kong	12,115,590	4.9
Taiwan	12,016,700	4.9
Spain	9,541,701	3.9
South Korea	7,696,830	3.1
Finland	4,993,216	2.0
Denmark	4,819,089	1.9
Canada	4,552,870	1.8
China	2,469,929	1.0
Singapore	2,294,326	0.9
Total	$247,664,609	100.0%

Schedule of Affiliated Investments - (% of Net Assets)
Affiliate	Affiliated Investments, at Value at 6/30/25	Purchases	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Affiliated Investments, at Value at 9/30/25	Ending Shares	Dividend Income
Investment Companies - 0.8%
Money Markets - 0.8%
Janus Henderson Cash Liquidity Fund LLC, 4.0538%ºº
	$8,911,327	$25,246,456	$(32,120,555)	$(416)	$-	$2,036,812	2,036,405	$98,720

Notes to Schedule of Investments (unaudited)
ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

ºº	Rate shown is the 7-day yield as of September 30, 2025.
£
The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2025.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks
Beverages	$4,692,189	$4,819,089	$-
Diversified Telecommunication Services	4,552,870	4,454,228	-
Electrical Equipment	6,078,690	6,854,920	-
Interactive Media & Services	2,941,353	-	-
Metals & Mining	2,117,762	-	-
Road & Rail	2,469,929	-	-
Semiconductor & Semiconductor Equipment	9,848,603	9,182,479	-
Software	8,317,480	5,790,581	-
All Other	-	165,810,794	-
Preferred Stocks	-	7,696,830	-
Investment Companies	-	2,036,812	-
Total Assets	$41,018,876	$206,645,733	$-

Investment Valuation
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2025 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual financial statements.
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